      This conforming paper format document is being submitted pursuant to
                         Rule 901(d) of Regulation S-T.


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):      March 23, 1994
                                                 ---------------------------

                              M.D.C. Holdings, Inc.
- -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                     1-8951                    84-0622967
- ---------------------------   -----------------------       -----------------
(State or other jurisdiction  (Commission file number)      (I.R.S. employer
of incorporation)                                           identification no.)

3600 South Yosemite Street, Suite 900, Denver, Colorado            80237
- --------------------------------------------------------    -------------------
        (Address of principal executive offices)              (Zip code)


Registrant's telephone number, including area code:         (303) 773-1100
                                                   ----------------------------


                                 Not Applicable
- -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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ITEM 5.  OTHER EVENTS.

     On March 18, 1994, the board of directors of the Registrant filled two vacancies on the board by appointing two new directors. Mr. David D. Mandarich, Executive Vice President - Real Estate of the Registrant, was appointed as a Class III director (term expires in 1994) and Herbert T. Buchwald was appointed as a Class I director (term expires in 1995). Mr. Mandarich will be nominated for re-election as a director at the 1994 Annual Meeting of Shareowners, and Mr. Buchwald will be nominated for re-election as a director in 1995.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        M.D.C. HOLDINGS, INC.



Dated: March 23, 1994                   By:   /s/Spencer I. Browne
                                           --------------------------------
                                              Spencer I. Browne, President,
                                              Chief Operating Officer and a
                                              Director